                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                    EXHIBIT INDEX IS ON PAGE 3

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 1997

                             CoreStates Financial Corp
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Pennsylvania                0-6879          23-1899716
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        (STATE OR OTHER          (COMMISSION       (IRS EMPLOYEE
        JURISDICTION OF          FILE NUMBER)      IDENTIFICATION NO.)
        INCORPORATION)

               Centre Square West, 1500 Market Street
               Philadelphia, Pennsylvania               19101
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          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (215) 973-7488
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________________________________________________________________________________
        (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
          ---------------------------------


     As reported in a Current Report on Form 8-K dated November 18, 1997, CoreStates Financial Corp ("CoreStates") entered into an Agreement and Plan of Mergers (the "Merger Agreement") with First Union Corporation ("First Union"), pursuant to which CoreStates will merge with and into First Union. A copy of the Merger Agreement between CoreStates and First Union is filed herewith as
Exhibit 2.


ITEM 7.   EXHIBITS.
          ---------

2 Agreement and Plan of Mergers dated as of the 18th day of November, 1997 filed as Exhibit 2 to the Current Report on Form 8-K of First Union Corporation on November 28, 1997 and incorporated herein by reference.


                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CORESTATES FINANCIAL CORP
                                      (Registrant)



Dated: December 1, 1997       By /s/ David T. Walker
                                 -------------------------
                                 David T. Walker
                                 Senior Vice President



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                                 Exhibit Index
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Exhibit No.                                                           Page
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2    Agreement and Plan of Mergers dated as of the 18th day of         N/A
     November, 1997 between CoreStates Financial Corp and First Union Corporation (incorporated herein by reference to Exhibit 2 of First Union Corporation's Current Report on Form 8-K as filed with the Securities and Exchange Commission on November 28, 1997).



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